SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
November 28, 2007
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.
     On November 28, 2007, Grant Thornton LLP (“Grant”), the independent registered public accounting firm for Environmental Tectonics Corporation (the “Company”), resigned. In connection with its resignation, Grant advised the Audit Committee of the Company’s Board of Directors (“Audit Committee”) that the reason for its resignation is that information has come to Grant’s attention that has led it to no longer be able to rely on management’s representations and has made it unwilling to be associated with the financial statements prepared by management. In July 2007, the Audit Committee commenced an internal investigation after the Company was notified in June 2007 of the Department of the Navy’s counterclaims related to the Company’s claim in connection with the contract for its submarine rescue decompression project. In November 2007, the Audit Committee and its counsel informed Grant of certain results of that investigation, including that members of the Company’s management were aware in November 2006, but did not make Grant aware, that the Government’s trial attorney had expressed an intent to seek authorization to assert counterclaims against the Company in the absence of a settlement.
     The Company’s Board of Directors has commenced a search for a new independent registered public accounting firm.
     On November 20, 2007, the Company stated in its Form 8-K, Item 4.02(a) filing that the financial statements for the fiscal years ended February 28, 2003 through February 23, 2007 should no longer be relied upon. Therefore, the audit reports previously issued by Grant for the fiscal years ended February 28, 2003 through February 23, 2007 also should no longer be relied upon. Grant’s reports, as previously issued, on the Company’s financial statements for the fiscal years ended February 23, 2007 and February 24, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended February 23, 2007 and February 24, 2006 and the subsequent interim periods up through the date of Grant’s resignation (November 28, 2007), there were no disagreements with Grant on any matter of accounting principles on practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused Grant to make reference to the subject matter of the disagreements in its report.
     The Company has requested Grant to assist in the transition to a new independent registered public accounting firm by responding fully to any inquiries of a successor accounting firm.
     The Company has provided Grant with a copy of the disclosures it is making under this Item 4.01 and Grant has provided the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in this

Current Report on Form 8-K. The letter received by Grant is attached to this Current Report on Form 8-K as Exhibit 16.1 and is incorporated herein by reference.
     On December 4, 2007, the Company issued a press release disclosing the resignation of Grant. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: December 4, 2007	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

Exhibit Index
Exhibit 16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 4, 2007.
Exhibit 99.1 Press Release, dated December 4, 2007.